UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 11, 2006

                            VALENCE TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                        0-20028                 77-0214673
(State or Other Jurisdiction of    (Commission File Number)     (IRS Employer
       Incorporation)                                        Identification No.)


                      6504 BRIDGE POINT PARKWAY, SUITE 415
                               AUSTIN, TEXAS 78730
          (Address of Principal Executive Offices, Including Zip Code)

                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01 UNREGISTERED SALE OF EQUITY SECURITIES.

     On May 11, 2006, West Coast Venture Capital, Inc. ("West Coast Venture Capital") purchased $1.5 million of common stock of Valence Technology, Inc. The proceeds will be used to fund corporate operating needs and working capital. Under the terms of the purchase, we issued 646,552 shares of our common stock, par value $0.001 per share, in a private placement transaction exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to
Section 4(2) thereof. West Coast Venture Capital, purchased these shares at $2.32 per share. The purchase price per share equaled the closing bid price of the Company's common stock as of March 10, 2006. Under Rule 144 of the Securities Act, these shares are restricted from being traded by West Coast Venture Capital for a period of one year from the date of issuance, unless registered, and thereafter may be traded only in compliance with the volume restrictions imposed by this rule and other applicable restrictions. The summary of the terms of the purchase is qualified in its entirety by the text of the letter agreement, a copy of which is attached to this Form 8-K as Exhibit 10.1.

ITEM 8.01 OTHER EVENTS.

     On April 13, 2006, Valence Technology, Inc. entered into a Controlled Equity Offering Sales Agreement with Cantor Fitzgerald & Co. ("Cantor Fitzgerald"), through which we may sell shares of our common stock, par value $0.001 per share, from time to time through Cantor Fitzgerald acting as sales agent in privately negotiated and/or at-the-market transactions. Since April 13, 2006 we have sold 179,396 sharers of our common stock pursuant to the Controlled Equity Offering Sales Agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.       DESCRIPTION

10.1 Letter Agreement, dated May 11, 2006, by and between Valence Technology, Inc. and West Coast Venture Capital, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VALENCE TECHNOLOGY, INC.



                                        /s/ Thomas F. Mezger
Date:    May 16, 2006                   ----------------------------------------
                                        Name:  Thomas F. Mezger
                                        Title: Chief Financial Officer